UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 6, 2010

BAKBONE SOFTWARE INCORPORATED

(Exact name of registrant as specified in its charter)

Canada	000-12230	Not Applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9540 Towne Center Drive, Suite 100

San Diego, California 92121

(Address of Principal Executive Offices) (Zip Code)

(858) 450-9009

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On April 8, 2010, BakBone Software Incorporated (the “Company”) issued a press release announcing, among other things, certain financial results for the fiscal quarter ended March 31, 2010. A copy of the press release is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) Effective April 6, 2010, James Johnson ceased to be the Chief Executive Officer of BakBone Software Incorporated (the “Company”) and resigned as a member of the Company’s board of directors.

(c) Effective April 6, 2010, the Company’s board of directors appointed Steven Martin as the Company’s Interim Chief Executive Officer. Mr. Martin will also continue in his role as the Company’s Chief Financial Officer.

Mr. Martin, age 49, joined BakBone on August 20, 2008 as chief financial officer and senior vice president. From January 2008 through June 2008, Mr. Martin served as acting chief accounting officer for Leap Wireless International, a publicly traded wireless communications company listed on the Nasdaq Global Select Market. Mr. Martin served as chief financial officer of Stratagene Corporation, a publicly traded company specializing in the development, manufacturing and marketing of specialized research and clinical diagnostic products, from July 2005 to June 2007 and was director of finance of Stratagene Corporation from May 2004 through June 2005. Stratagene was acquired by Agilent Technologies in June 2007. Prior to Stratagene, Mr. Martin served a number of other companies in senior financial roles and was a senior audit manager of Deloitte & Touche LLP from June 1983 through September 1993. Mr. Martin is a certified public accountant and holds a B.S. in Accounting from San Diego State University.

(e) In connection with Mr. Martin’s appointment as Interim Chief Executive Officer, the Company’s board of directors approved a cash incentive award of $50,000 payable to Mr. Martin upon the appointment of a permanent Chief Executive Officer.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release of BakBone Software Incorporated issued on April 8, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAKBONE SOFTWARE INCORPORATED

April 8, 2010	By:	/s/ Steve Martin
Steve Martin
Sr. Vice President, Chief Financial Officer and Interim Chief Executive Officer

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION

99.1	Press Release of BakBone Software Incorporated issued on April 8, 2010.